UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒   Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

ADEPT TECHNOLOGY, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transactions applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

ADEPT TECHNOLOGY, INC.	Shareholder Meeting to be held on November 7, 2008

** IMPORTANT NOTICE **	Proxy Materials Available

Regarding the Availability of Proxy Materials	• Notice and Proxy Statement • Form 10-K
You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
PROXY MATERIALS - VIEW OR RECEIVE

You can choose to view the materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before 10/24/08.

ADEPT TECHNOLOGY, INC. 3011 TRIAD DRIVE LIVERMORE, CA 94551	HOW TO VIEW MATERIALS VIA THE INTERNET
Have the 12 Digit Control Number(s) available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIALS

1)   BY INTERNET       -   www.proxyvote.com

2)   BY TELEPHONE   -   1-800-579-1639

3)   BY E-MAIL*          -   sendmaterial@proxyvote.com

*If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

R1ALY1

See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information		How To Vote
Meeting Type:	Annual	Vote In Person
Meeting Date:	November 7, 2008	Many shareholder meetings have attendance
Meeting Time:	8:00 a.m. PST

requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

For holders as of:	September 19, 2008
Meeting Location:
Hilton Pleasanton at The Club
Executive Boardroom
7050 Johnson Drive		Vote By Internet
Pleasanton, CA 94588		To vote now by Internet, go to
Meeting Directions:		WWW.PROXYVOTE.COM.
For Meeting Directions Please Call: (925) 737-5622

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

R1ALY2

Voting items

THE BOARD OF DIRECTORS RECOMMENDS A VOTE

“FOR” ITEMS 1, 2 AND 3.

1.	ELECTION OF DIRECTORS

01) Robert H. Bucher	04) Michael P. Kelly
02) John Dulchinos	05) Robert J. Majteles
03) A. Richard Juelis	06) Herbert J. Martin

2.	Approval of the adoption of the Adept Technology, Inc. 2008 Employee Stock Purchase Plan.

3.	Ratification of the selection of Armanino McKenna LLP to serve as the independent auditors of the Company for its fiscal year ending June 30, 2009.

4.	In their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.

R1ALY3